EXHIBIT 10.1

AMENDMENT NO. 1
to
CREDIT AND SECURITY AGREEMENT

This AMENDMENT NO. 1 TO CREDIT AND SECURITY AGREEMENT, made as of August 31, 2006 (this “Amendment”), among HAWK CORPORATION, a Delaware corporation, ALLEGHENY CLEARFIELD, INC., a Pennsylvania corporation, FRICTION PRODUCTS CO., an Ohio corporation, HAWK MIM, INC., an Ohio corporation, HAWK MOTORS, INC., a Delaware corporation, HAWK PRECISION COMPONENTS GROUP, INC., an Ohio corporation, HELSEL, INC., a Delaware corporation, LOGAN METAL STAMPINGS, INC., an Ohio corporation, NET SHAPE TECHNOLOGIES LLC, a Delaware limited liability company, QUARTER MASTER INDUSTRIES, INC., a Delaware corporation, SINTERLOY CORPORATION, a Delaware corporation, S.K. WELLMAN CORP., a Delaware corporation, S.K. WELLMAN HOLDINGS, INC., a Delaware corporation, TEX RACING ENTERPRISES, INC., a Delaware corporation, WELLMAN PRODUCTS GROUP, INC., an Ohio corporation, and WELLMAN PRODUCTS, LLC, an Ohio limited liability company, each as a Borrower and collectively as the Borrowers, the LENDERS listed on the signature pages of this Agreement, KEYBANK NATIONAL ASSOCIATION, a national banking association, as Administrative Agent, and KEYBANK NATIONAL ASSOCIATION, a national banking association, as LC Issuer,

WITNESSETH:

WHEREAS, the Borrower has been extended certain financial accommodations pursuant to that certain Credit and Security Agreement, dated as of November 1, 2004, (the “Credit Agreement”), among the Borrowers, the Lenders, the Administrative Agent, and the LC Issuer;

WHEREAS, the parties desire to amend certain provisions of the Credit Agreement as set forth herein; and

WHEREAS, the Lenders which are signatories hereto constitute all of the Lenders for the purposes of amending the Credit Agreement pursuant to Section 19.1 thereof;

NOW THEREFORE, in consideration of the mutual promises and agreements contained herein and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Borrowers, the Administrative Agent, the Lenders and the LC Issuer do hereby agree as follows:

Section 1  DEFINED TERMS.

Each defined term used herein and not otherwise defined herein shall have the meaning ascribed to such term in the Credit Agreement.

Section 2  AMENDMENTS TO THE CREDIT AGREEMENT.

2.1  Amendment to Annex II to Credit Agreement. Annex II to the Credit Agreement is hereby amended by deleting the existing definition of “Adjustment Date” and “Applicable Margin” and replacing it with the following new definition to read as follows:

“Adjustment Date” means the first (1st) day of each Fiscal Month beginning with September 1, 2006 after the Borrower delivers the Officer’s Certificate containing the calculation of Average Excess Availability required to be furnished by the Borrowers on or before the twentieth (20th) day of each Fiscal Month pursuant to (and complying with) Section 11.1(d).

“Applicable Margin” means, with respect to any Borrowing: (i) from the Amendment No. 1 Effective Date until the first Adjustment Date, (x) for the Unused Commitment Fees, 25 bps per annum and (y) for Revolving Credit Borrowings, zero (0) bps with respect to Alternate Base Rate Advances and 175 bps per annum with respect to LIBOR Rate Advances, and (ii) with respect the first Adjustment Date and any subsequent Adjustment Date, the percentage per annum applicable to Alternate Base Rate Borrowings or LIBOR Rate Borrowings, as the case may be, corresponding to the level of the Average Excess Availability reported on the twentieth (20th) day of the Fiscal Month immediately preceding such Adjustment Date in the table set forth below; provided, however, that notwithstanding clauses (i) and (ii) above, to the extent that the Officer’s Certificate required to be delivered following any Fiscal Month is not delivered by the due date therefor, or (B) any Event of Default occurs, then the Applicable Margin shall be, from and after such due date or the date of such Event of Default (as applicable) until the date on which such financial statements and Officer’s Certificate are delivered or such Event of Default is no longer continuing (as applicable), the per annum percentages set forth in Level IV; provided, further, however, that nothing in herein shall limit the applicability of Section 6.1(c) with respect to the imposition of a default rate of interest.

Level	Average Excess Availability	Alternate Base Rate Margin (bps)	LIBOR Rate Margin (bps)	Unused Commitment Fee Margin (bps)
I	>$20,000,000	0 bps	150 bps	25 bps
II	>$10,000,000 but <$20,000,000	0 bps	175 bps	25 bps
III	>$5,000,000 but <$10,000,000	0 bps	200 bps	25 bps
IV	<$5,000,000	0 bps	250 bps	25 bps

2.2  Amendment to Annex II to the Credit Agreement. Annex II to the Credit Agreement is hereby amended by adding the following new definition of “Amendment No. 1 Effective Date”) and “Average Excess Availability” to Annex II in the proper alphabetical order:

“Amendment No. 1 Effective Date” shall mean August 1, 2006.

“Average Excess Availability” means, with respect to a Person for any period, the average daily Excess Availability of the Borrowers as calculated for such period.

2.3  Amendment to Section 11.1(d). Section 11.1(d) of the Credit Agreement shall be amended by deleting the existing Section 11.1(d) and replacing with the following new Section 11.1(d):

(d) Officer’s Certificate.

The Borrower Representative shall furnish to the Administrative Agent and each Lender, (1) concurrently with the financial statements delivered in connection with Sections 11.1(a), a certificate of a Responsible Officer or the non-officer controller of the Borrower Representative, in his or her capacity as a Responsible Officer, setting forth the computations necessary to determine the Average Excess Availability of the Borrowers and their consolidated Subsidiaries for purposed of adjusting the Applicable Margin; (2) concurrently with the financial statements delivered in connection with Sections 11.1(b) and 11.1(c), a certificate of a Responsible Officer or the non-officer controller of the Borrower Representative, in his or her capacity as a Responsible Officer, setting forth the computations necessary to determine whether the Borrowers and their consolidated Subsidiaries are in compliance with the financial covenants set forth in Section 11.4 of this Agreement; and (3) certifying, concurrently with the financial statements delivered in connection with Sections 11.1(a), 11.1(b) and 11.1(c), that: (A) those financial statements fairly present in all material respects the financial condition and results of operations of the Borrowers and their consolidated Subsidiaries (to the knowledge of the Responsible Officer with respect to Section 11.1(a))subject in the case of interim financial statements, to routine year-end audit adjustments, absence of notes and absence of information on discontinued operations (with respect to Sections 11.1(a) and 11.1(b)) and (B) no Potential Default or Event of Default then exists or, if any Potential Default or Event of Default does exist, a brief description of the Potential Default or Event of Default and the Borrowers’ intentions in respect thereof.

Section 3  REPRESENTATIONS AND WARRANTIES.

The Borrower hereby represents and warrants to the Lenders, the Administrative Agent and the LC Issuer as follows:

3.1  The Amendment. This Amendment has been duly and validly executed by an authorized executive officer of the Borrower and constitutes the legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms. The Credit Agreement, as amended by this Amendment, remains in full force and effect and remains the valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms. The Borrower hereby ratifies and confirms the Credit Agreement as amended by this Amendment.

3.2  Nonwaiver. The execution, delivery, performance and effectiveness of this Amendment shall not operate nor be deemed to be nor construed as a waiver (i) of any right, power or remedy of the Lenders or the Administrative Agent under the Credit Agreement or any other Loan Document, or (ii) of any term, provision, representation, warranty or covenant contained in the Credit Agreement or any other documentation executed in connection therewith. Further, none of the provisions of this Amendment shall constitute, be deemed to be or construed as, a waiver of any Potential Default or Event of Default under the Credit Agreement as amended by this Amendment.

3.3  Reference to and Effect on the Credit Agreement. Upon the Effectiveness of this Amendment, each reference in the Credit Agreement amended hereby to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import shall mean and be a reference to the Credit Agreement, as amended by the prior amendments thereto and this Amendment and each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by the prior amendments thereto and this Amendment.

Section 4  CONDITIONS TO EFFECTIVENESS

The effectiveness of this Amendment is subject to the condition precedent that:

   4.1  Amendment No. 1 to Credit and Security Agreement. The Administrative Agent shall have received an original counterpart of this Amendment No. 1 to Credit and Security Agreement, executed and delivered by a duly authorized officer of each Borrower, the Lenders and the LC Issuer.

Section 5  MISCELLANEOUS.

         5.1  Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Ohio with out giving effect to the conflict of laws rules thereof.

        5.2  Severability. In the event any provision of this Amendment should be invalid, the validity of the other provisions hereof and of the Credit Agreement shall not be affected thereby.

        5.3  Counterparts. This Amendment may be executed in one or more counterparts, each of which, when taken together, shall constitute but one and the same agreement.

IN WITNESS WHEREOF, the Borrowers, the Administrative Agent, the Lenders and the LC Issuer have caused this Amendment No. 1 to Credit and Security Agreement to be duly executed by their respective officers or agents thereunto duly authorized as of the date first written above.

BORROWERS

HAWK CORPORATION

/s/ Thomas Gilbride
By: Thomas Gilbride
Its: Vice President - Finance

ALLEGHENY CLEARFIELD, INC.

/s/ Thomas Gilbride
By: Thomas Gilbride
Its: Vice President - Finance

FRICTION PRODUCTS CO.

/s/ Thomas Gilbride
By: Thomas Gilbride
Its: Vice President - Finance

HAWK MIM, INC.

/s/ Thomas Gilbride
By: Thomas Gilbride
Its: Vice President - Finance

HAWK MOTORS, INC.

/s/ Thomas Gilbride
By: Thomas Gilbride
Its: Vice President - Finance

HAWK PRECISION COMPONENTS GROUP, INC.

/s/ Thomas Gilbride
By: Thomas Gilbride
Its: Vice President - Finance

HELSEL, INC.

/s/ Thomas Gilbride
By: Thomas Gilbride
Its: Vice President - Finance

LOGAN METAL STAMPINGS, INC.

/s/ Thomas Gilbride
By: Thomas Gilbride
Its: Vice President - Finance

NET SHAPE TECHNOLOGIES LLC

By: Hawk MIM, Inc., its sole member

/s/ Thomas Gilbride
By: Thomas Gilbride
Its: Vice President - Finance

QUARTER MASTER INDUSTRIES, INC.

/s/ Thomas Gilbride
By: Thomas Gilbride
Its: Vice President - Finance

SINTERLOY CORPORATION

/s/ Thomas Gilbride
By: Thomas Gilbride
Its: Vice President - Finance

S.K. WELLMAN CORP.

/s/ Thomas Gilbride
By: Thomas Gilbride
Its: Vice President - Finance

S.K. WELLMAN HOLDINGS, INC.

/s/ Thomas Gilbride
By: Thomas Gilbride
Its: Vice President - Finance

TEX RACING ENTERPRISES, INC.

/s/ Thomas Gilbride
By: Thomas Gilbride
Its: Vice President - Finance

WELLMAN PRODUCTS GROUP, INC.

/s/ Thomas Gilbride
By: Thomas Gilbride
Its: Vice President - Finance

WELLMAN PRODUCTS, LLC

By: Wellman Products Group, Inc.,
its sole member

/s/ Thomas Gilbride
By: Thomas Gilbride
Its: Vice President - Finance

ADMINISTRATIVE AGENT

KEYBANK NATIONAL ASSOCIATION
as a Administrative Agent

/s/ John P. Dunn
By: John P. Dunn
Its: Vice President

LENDERS

KEYBANK NATIONAL ASSOCIATION
as a Lender

/s/ John P. Dunn
By: John P. Dunn
Its: Vice President

LC ISSUER

KEYBANK NATIONAL ASSOCIATION
as LC Issuer

/s/ John P. Dunn
By: John P. Dunn
Its: Vice President